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                                  EXHIBIT 4.1

                                  -----------

                    [CERTIFICATE OF STOCK ART APPEARS HERE]


     [LOGO OF HEALTHEXTRAS, INC. APPEARS HERE]


COMMON STOCK
          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               SEE REVERSE FOR CERTAIN DEFINITIONS
                         CUSIP ________________

THIS CERTIFIES THAT

is the registered holder of _____________________ shares of the common stock of the above named corporation, fully paid and non-assessable, transferrable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

     this ___________ day                of _________________ A.D. 19____



/s/ Michael P. Donovan         [CORPORATE SEAL OF           /s/ David T. Blair
CHIEF FINANCIAL OFFICER         HEALTHEXTRAS, INC.               PRESIDENT
                                  APPEARS HERE]



     The following abbreviations, when used in the inscription on the face of this certificate, shall
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be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian______
                                                        (Cust)          (Minor)
TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN  - as joint tenants with right             Act ____________________
           of survivorship and not as                       (State)
           tenants in common

    Additional abbreviations may also be used though not in the above list.


     For value received,                   hereby sell, assign and transfer unto
        Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
          Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.



DATED ______________________, 19________


     In presence of ___________________________________________________________
_____________________________________________________________________________


                         NOTICE: THE SIGNATURE OF THIS
                         ASSIGNMENT MUST CORRESPOND WITH THE
                         NAME AS WRITTEN UPON THE FACE OF THE
                         CERTIFICATE IN EVERY PARTICULAR,
                         WITHOUT ALTERATION OR ENLARGEMENT OF
                         ANY CHANGE WHATEVER.